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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                        Date of Report: October 12, 2001
                        (Date of earliest event reported)


                                    TIVO INC.
             (exact name of registrant as specified in its charter)


          Delaware                 Commission File:
(State or other jurisdiction          000-27141                        77-0463167
                                      ---------                        ----------
    of incorporation or                                      (I.R.S. Employer Identification No.)
       organization)
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                                2160 Gold Street
                                  P.O. Box 2160
                            Alviso, California 95002
          (Address of Principal executive offices, including zip code)

                                 (408) 519-9100
                                 --------------
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

License Agreements with Sony Corporation

         On October 12, 2001, we entered into a licensing arrangement with Sony
Corporation, a Japanese corporation, pursuant to which we granted a non-exclusive license of our personal digital recording technology to Sony and its affiliates for use in Sony devices and services. We also granted Sony a license to sublicense such technology to third parties in Japan under certain circumstances. In consideration for the licenses granted under the agreement, Sony paid us an upfront fee. Under the terms of the agreement, Sony is required to pay us royalties in connection with Sony video recording devices incorporating our personal digital recording technology. Sony will also be required to pay us fees and royalties in connection with its grant of a sublicense. We would also receive additional fees from Sony in the event that it chooses to receive our software upgrades or engineering or maintenance services.
The software components of our server technology have been provided to Sony in object code form; however, under the agreement, Sony may elect to obtain a license to access the source code to such technology for an additional fee. The license agreement expires after seven years unless earlier terminated under the terms of the agreement. Upon expiration or in the event of termination for certain breaches under the agreement, certain of the licenses granted will continue, provided that Sony continues to pay the required royalties and fees.

         In anticipation of the licensing arrangement, we had formed a new subsidiary, TiVo International, Inc., a Delaware corporation, on October 9,
2001. The capital stock of TiVo International consists of 1,000 shares of common stock, all of which are issued and outstanding and owned by us, and 40 shares of preferred stock, one of which is issued and outstanding and owned by Sony
Corporation. Pursuant to an Intellectual Property Assignment Agreement, dated
October 12, 2001, we assigned to TiVo International all international and foreign intellectual property rights in our personal digital recording technology. Concurrent with the execution of the assignment agreement, we also entered into an Intellectual Property License and Cooperation Agreement, pursuant to which TiVo International granted a license under such international and foreign rights back to us.

         Concurrent with the execution of the license agreement between TiVo
Inc. and Sony, TiVo International entered into a license agreement with Sony
Corporation, pursuant to which it granted a non-exclusive license under the international and foreign intellectual property rights assigned to TiVo
International under the Assignment Agreement. TiVo International also granted
Sony a license to sublicense such rights to third parties in Japan under certain circumstances. In consideration for the licenses granted under this agreement, Sony paid an upfront fee to TiVo International. Under the terms of the agreement, Sony is also required to pay royalties to TiVo International in connection with Sony video recording devices incorporating our personal digital recording technology. Sony will also be required to pay TiVo International fees and royalties in connection with its grant of a sublicense. The license agreement expires after seven years unless earlier terminated under the terms of the agreement. Upon expiration or in the event of termination for certain breaches under the agreement, certain of the licenses granted will continue, provided that Sony continues to pay the required royalties and fees.


Addition of Business Unit

        On October 31, 2001, we announced the creation of a new business unit that will support our initiatives in technology licensing. The TiVo Digital
Video Recording patent portfolio, along with the licensing arrangement with Sony, served as a foundation for the formation of the new Technology Business
Unit. Ta-Wei Chien, Senior Vice President, will head the organization, which will include engineering, professional services, business development and sales.

        Our licensing strategy focuses on developing platform standards and promoting mass deployment of digital video recording technology through licensing partners.

        Along with the formation of the Technology Business Unit, we have restructured some of our other operations, centralizing in San Jose, California, and eliminating approximately 40 positions as a result.

        Prior to his new appointment, Ta-Wei Chien served as our Senior Vice
President, Engineering and Service Operations, which included research and development, partner engineering, viewer interface, usability, documentation and customer services. Before joining TiVo in 1998, Chien was Vice President of the Visual Systems Group at SGI, where he managed engineering projects for desktop workstations. Before that, he held senior engineering positions at National
Semiconductor. Ta-Wei holds a B.S.E.E. from National Taiwan University and an
M.S.S.E. from the University of California at Los Angeles.


Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including those pertaining to the payment of royalties and fees under the license agreements with Sony Corporation and our new Technology Business Unit. You can identify forward-looking statements by use of forward-looking terminology such as "believes," "anticipates," "expects," "plans," "may," "will," "intends" or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Such forward-looking statements have known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. Actual results could differ materially from those set forth in such forward-looking statements. Factors that may cause actual results to differ materially include delays in development, competitive service offerings and lack of market acceptance, as well as the "Factors That May Affect Future Operating Results" and other risks detailed in our Annual Report on Form 10-K for the period ended
December 31, 2000, our Transition Report on Form 10-K for the period ended
January 31, 2001, and our Quarterly Reports on Form 10-Q for the periods ended
April 30, 2001 and July 31, 2001, filed with the Securities and Exchange
Commission. We caution you not to place undue reliance on forward-looking statements, which reflect an analysis only and speak only as of the date of this Current Report.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,

                                          TIVO INC.



Date:    October 31,  2001                By:      /s/ Matthew P. Zinn
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                                              Matthew P. Zinn
                                              Vice President & General Counsel